Exhibit 10.57

CONFIDENTIAL EXECUTION VERSION

Certain identified information has been excluded from this exhibit because such information both (i) is not material and (ii) would likely cause competitive harm if publicly disclosed. Excluded information is indicated with brackets and asterisks [*****].

March 6, 2023

Catalent Massachusetts LLC

14 Schoolhouse Road

Somerset, NJ 08873

Attn: Ricky Hopson

President, Clinical Development & Pharma Supply

Catalent Pharma Solutions

RE: Amendment and Restated Letter Termination

Dear Ricky,

Reference is made to the letter, dated December 31, 2022, (the “Letter Termination”) terminating the Manufacturing Services Agreement between Acorda Therapeutics, Inc. (“Acorda”) and Catalent Massachusetts LLC (“Catalent”), dated February 10, 2021 (“Agreement”). This letter (“Amended and Restated Letter Termination”) shall amend and restate, in its entirety, the Letter Termination on the terms and subject to the conditions set forth herein.

Acorda and Catalent agree that the Agreement shall be terminated effective December 31, 2022 (the “Termination Effective Date”), and Acorda shall pay to Catalent a termination fee of four million US dollars ($ 4,000,000.00) on or before April [*****], 2024.

Acorda and Catalent agree that the above termination fee shall be in lieu of any payments under Section 8.4(a) of the Agreement and that no other payments shall be owed by Acorda to Catalent with respect to the termination of the Agreement.

By signing below, Acorda’s and Catalent’s respective duly authorized representatives indicate their full understanding of the termination of the Agreement effective as of the Termination Effective Date and the amended and restated terms and conditions proposed in this Amended and Restated Termination Letter.

CATALENT MASSACHUSETTS LLC ACORDA THERAPEUTICS, INC.

By: ________________________________ By______________________________

Name: Ricky Hopson Name: Ron Cohen

Title: President, Clinical Development & Title: President and CEO

2 Blue Hill Plaza 3rd Fl. Phone: (914) 347-4300 E-mail: Acorda@acorda.com

Pearl River, NY 10965 Fax: (914) 347-4560 Website: www.acorda.com

Exhibit 10.57

CONFIDENTIAL EXECUTION VERSION

Pharma Supply, Catalent Pharma Solutions

2 Blue Hill Plaza 3rd Fl. Phone: (914) 347-4300 E-mail: Acorda@acorda.com

Pearl River, NY 10965 Fax: (914) 347-4560 Website: www.acorda.com